EXECUTION VERSION	Exhibit 10.1.2

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of November 11, 2013 (the “Effective Date”), is entered into by and among AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company (the “Co-Borrower”), AMEDISYS, INC., a Delaware corporation (the “Lead Borrower”, together with the Co-Borrower, the “Borrowers”), each of the Subsidiaries of the Borrowers listed on the signature pages hereof (the “Guarantors”), each of the Lenders (as such term is hereafter defined) party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENT

WHEREAS, the Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of October 26, 2012 (as amended by that certain First Amendment to Credit Agreement and Limited Waiver dated as of September 4, 2013, and as further amended from time to time, the “Credit Agreement”; capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement); and

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent desire to amend the Credit Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) The definitions of “Applicable Margin” and “Applicable Commitment Fee” are hereby amended to restate the pricing grid contained therein as follows:

Pricing Level	Total Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for ABR Loans	Applicable Commitment Fee

I	≥ 2.50	3.25%	2.25%	0.50%

II	< 2.50 and ≥ 2.00	3.00%	2.00%	0.50%

III	< 2.00 and ≥ 1.50	2.75%	1.75%	0.50%

IV	< 1.50	2.50%	1.50%	0.45%

(b) The definitions of “Applicable Margin” and “Applicable Commitment Fee” are hereby further amended to add the following new sentence at the end of said definitions:

“Notwithstanding the foregoing or anything else in this Agreement to the contrary, for the period from the Second Amendment Effective Date through the date the financial statements and Compliance Certificate are required to be delivered pursuant to Section 6.1(b) and Section 6.2(b) for the Fiscal Quarter ending March 31, 2014, the Applicable Margin and Applicable Commitment Fee shall be determined at Pricing Level I.”

(c) The last sentence of the definition of “Consolidated Adjusted EBITDA” is hereby deleted in its entirety and replaced with the following:

“Consolidated Adjusted EBITDA shall be adjusted to add back to Consolidated Net Income, to the extent deducted therefrom, (a) any one-time expenses relating to restructuring (not to exceed $10,000,000 in the aggregate during the term hereof) and discontinued operations and any payments in respect of either of the foregoing, in each case, that are approved by the Administrative Agent, which approval shall not be unreasonably withheld or delayed and (b) reserves set aside in anticipation of the settlement agreement with respect to the U.S. Department of Justice Civil Investigative Demand Pursuant to False Claims Act and Stark Law Matters, as disclosed to the Administrative Agent in writing by the Borrowers prior to the Second Amendment Effective Date, together with associated fees and expenses, in a maximum aggregate amount not to exceed $175,000,000.

(d) The definition of “Consolidated Cash Interest Expense” is hereby amended to add the following new sentence at the end of said definition:

“For purposes hereof, Consolidated Cash Interest Expense shall not include amounts accrued as interest prior to the execution of the settlement agreement with respect to the U.S. Department of Justice Civil Investigative Demand Pursuant to False Claims Act and Stark Law Matters, as disclosed to the Administrative Agent in writing by the Borrowers prior to the Second Amendment Effective Date, that are paid simultaneously with the execution thereof, such amounts not to exceed $1,700,000 in the aggregate.”

(e) The definition of “Consolidated Net Income” is hereby amended to insert the following new clause (vi) at the end of said definition:

“and (vi) income from discontinued operations.”

(f) The definition of “Fixed Charge Coverage Ratio” is hereby deleted in its entirety and replaced with the following:

“Fixed Charge Coverage Ratio”: the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Adjusted EBITDAR minus

Consolidated Capital Expenditures (not to exceed $30,000,000) minus Taxes based on income that are paid in cash, all for the four-Fiscal Quarter period then ending, to (ii) scheduled payments of principal on Indebtedness of Borrower and its Subsidiaries (other than such payments in respect of the Senior Notes) plus Consolidated Cash Interest Expense plus Consolidated Rent, all for such four-Fiscal Quarter period.

(g) The definition of “Guaranty Agreement” is hereby deleted in its entirety and replaced with the following:

“Guaranty Agreement”: each Guaranty Agreement executed and delivered by each Guarantor, substantially in the form of Exhibit A.

(h) The definition of “Liens” is hereby deleted in its entirety and replaced with the following:

“Lien”: (a) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (b) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities, other than any such rights with respect to the Securities of Persons owned by the Borrowers as a result of Investments made in accordance with Section 7.7(j) and any purchase option, call or rights similar thereto with respect to the Securities of such Persons.

(i) The definition of “Liquidity” is hereby deleted in its entirety and replaced with the following:

“Liquidity”: at any time, the sum of the aggregate Available Revolving Commitments plus unrestricted cash and Cash Equivalents of the Borrowers minus the aggregate amount of payments due pursuant to contractual settlement agreements, binding arbitration awards and judicial or administrative judgments or awards within twelve (12) months after the date of determination.

(j) The definition of “Material Adverse Effect” is hereby deleted in its entirety and replaced with the following:

“Material Adverse Effect”: any event, development or circumstance that has had or would reasonably be expected to have a material adverse effect on (a) the business, property, operations,

condition (financial or otherwise) or prospects of the Borrowers and their Subsidiaries taken as a whole (provided that the investigation of any Governmental Authority with respect to the U.S. Department of Justice Civil Investigative Demand Pursuant to False Claims Act and Stark Law Matters, as disclosed to the Administrative Agent in writing by the Borrowers prior to the Second Amendment Effective Date, and any related settlement agreements and payments in respect thereof in an aggregate amount not to exceed $175,000,000 shall not be deemed a material adverse effect hereunder), (b) the ability of the Loan Parties to fully and timely perform their obligations under the Loan Documents, (c) the legality, validity, binding effect or enforceability of this Agreement or any of the other Loan Documents against the Loan Parties or the rights and remedies of the Administrative Agent or the Lenders hereunder or thereunder or (d) the rights, remedies and benefits available to, or conferred upon, the Administrative Agent, Issuing Lender and the Lenders thereunder.

(k) The definition of “Obligations” is hereby amended to insert the following new phrase at the end of said definition:

“; provided that the Obligations shall specifically exclude the Excluded Swap Obligations”

(l) The definition of “Permitted Acquisition” is hereby amended to restate clause (b) thereof as follows:

“(b) the Borrowers and their Subsidiaries shall have delivered to the Administrative Agent at least five Business Days prior to such proposed acquisition, a certificate evidencing compliance with Sections 7.1(a) and (b) on a pro forma basis after giving effect to such acquisition,”.

(m) The definition of “Security and Pledge Agreement” is hereby deleted in its entirety and replaced with the following:

“Security and Pledge Agreement”: the security and pledge agreement dated as of the Second Amendment Effective Date, executed by the Borrowers and each Guarantor in favor of the Administrative Agent.

(n) The definition of “Total Leverage Ratio” is hereby deleted in its entirety and replaced with the following:

“Total Leverage Ratio”: the ratio as of the last day of any Fiscal Quarter of (a) the sum of (i) Consolidated Total Debt as of such day plus (ii) the then outstanding aggregate amount owing by the

Borrowers and their Subsidiaries pursuant to contractual settlement agreements, binding arbitration awards and judicial or administrative judgments or awards, plus, without duplication, the aggregate amount of reserves set aside in anticipation thereof, to (b) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period ending on such date.

(o) The following new definitions are hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Joinder Agreement”: the Joinder to the Security and Pledge Agreement substantially in the form of Exhibit I.

“Second Amendment Effective Date”: November 11, 2013.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

2. Amendment to Section 4.5. Section 4.5 of the Credit Agreement is hereby amended to delete the phrase “and in favor of the holders of the Senior Notes as contemplated by Section 6.14”.

3. Amendment to Section 4.16. Section 4.16 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“4.16 Intentionally Deleted.”

4. Amendment to Section 6.10. Section 6.10 of the Credit Agreement is amended to delete the last sentence of subsection (a) thereof in its entirety and restate subsection (b) in its entirety as follows:

“(b) Within thirty days after the Borrowers create or acquire a new Subsidiary that is required to be a Guarantor pursuant to paragraph (a) above, the Borrowers shall (i) cause such new Subsidiary to become a Guarantor by executing and delivering to the Administrative Agent a Guaranty Agreement, (ii) cause such new Subsidiary to grant a security interest in all Collateral owned by such new Subsidiary by executing and delivering to Administrative Agent a Joinder Agreement and to comply with the terms of the Security and Pledge Agreement, (iii) deliver to the Administrative Agent such original Capital Stock or other certificates and stock or other transfer powers evidencing the Capital Stock of such new Subsidiary and (iv) deliver such documents and certificates as are similar to those described in Section 5.1(h), together with such other documents relating to such new Subsidiary as the Administrative Agent shall reasonably request in order to comply with the requirements of this Section and of the Security and Pledge Agreement. With respect to each new Subsidiary, whether or not such Subsidiary is required to provide a Guaranty Agreement pursuant to paragraph (a) above, the Borrowers shall promptly send to Administrative Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary of the Borrowers and (ii) all of the data required to be set forth in Schedule 4.15 with respect to all Subsidiaries of the Borrowers; provided, such written notice shall be deemed to supplement Schedule 4.15 for all purposes hereof.”

5. Amendment to Section 6.14. Section 6.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“6.14 Intentionally Deleted.”

6. Amendment to Article 6. Article 6 of the Credit Agreement is hereby amended to add the following new Section 6.16 in proper numerical order:

“6.16 Use of Proceeds. The proceeds of the Initial Term Loan and the initial Revolving Loans shall be used to refinance the Original Agreement and a portion of the Indebtedness evidenced by the Senior Notes. The proceeds of the Revolving Loans, the Swingline Loans, the Letters of Credit and any Incremental Term Loans shall be used (a) to finance the working capital needs and for general corporate purposes of the Borrowers and their Subsidiaries in the ordinary course of business and (b) until October 31, 2014, to pay amounts owing pursuant to the settlement agreement with respect to the U.S. Department of Justice Civil Investigative Demand Pursuant to False Claims Act and Stark Law Matters, as disclosed to the Administrative Agent in writing by the Borrowers prior to the Second Amendment Effective Date, together with associated fees and expenses; provided that the aggregate amount of proceeds of the Loans used for the purposes described in this clause (b) shall not exceed $175,000,000.”

7. Amendment to Section 7.1. Section 7.1 of the Credit Agreement is hereby amended to restate subsections (a) and (b) thereof in their entirety as follows:

“(a) Total Leverage Ratio. The Borrowers and their Subsidiaries will not permit the Total Leverage Ratio as of the last day of any Fiscal Quarter to be greater than (i) 3.50 to 1.0 for the Fiscal Quarter ending September 30, 2013, for the Fiscal Quarter ending December 31, 2013, for the Fiscal Quarter ending March 31, 2014 and for the Fiscal Quarter ending June 30, 2014, (ii) 3.25 to 1.0 for the Fiscal Quarter ending September 30, 2014, (iii) 3.00 to 1.0 for the Fiscal Quarter ending December 31, 2014, (iv) 2.50 to 1.0 for the Fiscal Quarter ending March 31, 2015 and for the Fiscal Quarter ending June 30, 2015 and (v) 2.00 to 1.0 for each Fiscal Quarter ending thereafter. With respect to any rolling four quarter period during which a Material Asset Sale, a Material Acquisition or, in the Lead Borrower’s discretion, any other Permitted Acquisition has occurred (each, a “Subject Transaction”), for purposes of determining compliance with Total Leverage Ratio, Consolidated Adjusted EBITDA shall be calculated on a pro forma basis (without duplication) giving effect to such Subject Transaction as if it had been consummated or incurred or repaid at the beginning of the relevant four quarter period. The determination of such pro forma Consolidated Adjusted EBITDA shall be further modified pursuant to Section 7.1(c)(i).

(b) Fixed Charge Coverage Ratio. The Borrowers and their Subsidiaries will not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter to be less than (i) 1.20 to 1.0 for the Fiscal Quarter ending September 30, 2013, for the Fiscal Quarter ending December 31, 2013 and for the Fiscal Quarter ending March 31, 2014, (ii) 1.10 to 1.0 for the Fiscal Quarter ending June 30, 2014 and for the Fiscal Quarter ending September 30, 2014, (iii) 1.15 to 1.0 for the Fiscal Quarter ending December 31, 2014, (iv) 1.20 to 1.0 for the Fiscal Quarter ending March 31, 2015 and for the Fiscal Quarter ending June 30, 2015 and (v) 1.25 to 1.0 for each Fiscal Quarter ending thereafter.”

8. Amendment to Section 7.2. Section 7.2 of the Credit Agreement is hereby amended to restate subsections (f), (h), (i), (m) and (p) thereof in their entirety as follows:

“(f) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 7.3(g) in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding;

“(h) additional Indebtedness of the Borrowers or any of their Subsidiaries in an unsecured aggregate principal amount (for the Borrowers and all Subsidiaries) not to exceed $20,000,000 at any one time outstanding, excluding Indebtedness permitted by clause (o) below;

(i)(i) Indebtedness of a Person that becomes a Subsidiary or Indebtedness incurred to finance assets of a Person that are acquired by the Borrowers or any of their Subsidiaries, in either case, as the result of a Permitted Acquisition in an aggregate amount not to exceed at any time $5,000,000; provided that (x) such Indebtedness existed at the time such Person became a Subsidiary or at the time such assets were acquired by the Borrowers or any of their Subsidiaries and, in each case, was not created in anticipation thereof and (y) such Indebtedness is not guaranteed in any respect by the Borrowers or any of their Subsidiaries (other than by any such Person that so becomes a Subsidiary), and (ii) any refinancing, refunding, renewal or extension of any Indebtedness specified in Section 7.2(f) or subclause (i) of this Section 7.2(i); provided, that (1) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension, (2) the direct and contingent obligors with respect to such Indebtedness are not changed and (3) such Indebtedness shall not be secured by any assets other than the assets securing the Indebtedness being renewed, extended or refinanced;

(m) other secured Indebtedness of the Borrowers or any of their Subsidiaries in an aggregate amount not to exceed at any time $5,000,000 in addition to Indebtedness described in Schedule 7.2;

(p) intentionally deleted.”

9. Amendment to Section 7.3. Section 7.3 of the Credit Agreement is hereby amended to restate subsections (m) and (o) thereof in their entirety as follows:

“(m) Liens related to Indebtedness permitted under Section 7.2(m) not otherwise permitted by this Section so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Borrowers and all Subsidiaries) $5,000,000 at any one time;

(o) intentionally deleted.”

10. Amendment to Section 7.4. Section 7.4 of the Credit Agreement is hereby amended to restate subsections (c), (e) and (g) thereof in their entirety as follows:

“(c)(i) Asset Sales pending as of the Second Amendment Effective Date and described on Schedule 7.4 and (ii) other Asset Sales not permitted by any other clause of this Section 7.4 made after the Second Amendment Effective Date, the proceeds of which (valued at the principal amount thereof in the case of non-cash proceeds consisting of notes or other debt Securities and valued at fair market value in the case of other non-cash proceeds) when aggregated with the proceeds of all other Asset Sales made pursuant to this clause (ii) after the Second Amendment Effective Date and prior to the date of determination, are less than $10,000,000; provided (A) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (if the value is greater than $5,000,000, as determined in good faith by the Board of Directors of the Lead Borrower) and (B) no less than 90% of such consideration shall be paid in cash or in Cash Equivalents;

(e) Permitted Acquisitions; provided that the aggregate consideration for all Permitted Acquisitions in any Fiscal Year ending after the Second Amendment Effective Date shall not exceed $10,000,000;

(g)(i) Asset Sales by the Borrowers or Guarantors to any of their Subsidiaries that are not Guarantors or to any Person in which the Borrowers or one or more Wholly-Owned Subsidiaries of the Borrowers own or will own upon consummation of the Asset Sale 50% of the Capital Stock of such Person and (ii) Dispositions of no more than 50% of the Capital Stock of a Wholly-Owned Subsidiary that is not a Guarantor to any Person; provided (A) the consideration received for such assets or Dispositions in the case of the foregoing clauses (i) and (ii), as applicable, shall be in an amount at least equal to the fair market value thereof (if the value is greater than $5,000,000, as determined in good faith by the Board of Directors of the Lead Borrower) and (B) the aggregate fair market value of the assets sold or otherwise disposed of pursuant to this Section 7.4(g) from and after the Second Amendment Effective Date shall not exceed $10,000,000 during the term of this Agreement;”.

11. Amendment to Section 7.6. Section 7.6 of the Credit Agreement is hereby amended to restate subsection (a) thereof in its entirety as follows:

“(a) the Lead Borrower may make Restricted Payments in an aggregate amount during the term hereof not to exceed at the time of such Restricted Payment, 50% of Consolidated Net Income for each Fiscal Quarter ending on or after September 30, 2013, to the extent positive, minus 100% of Consolidated Net Income for each Fiscal Quarter ending on or after September 30, 2013, to the extent negative; provided, immediately prior to, and after giving pro forma effect to such Restricted Payment, (A) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (B) the Total Leverage Ratio is less than 1.50 to 1.0 and (C) Liquidity is greater than or equal to $50,000,000; and”.

12. Amendment to Section 7.7. Section 7.7 of the Credit Agreement is hereby amended to restate subsections (f) and (j) thereof in their entirety as follows:

“(f) Consolidated Capital Expenditures in an amount not to exceed (i) $17,000,000 in the Fiscal Quarter ending December 31, 2013 and (ii) $35,000,000 in the Fiscal Year ending December 31, 2014 and in any Fiscal Year ending thereafter; and

(j)(i) equity Investments owned as of the Second Amendment Effective Date in Persons that are not Wholly-Owned Subsidiaries of the Borrowers and additional Investments in such Persons to be made on or before March 31, 2014, in each case, as described on Schedule 7.7, and (ii) other Investments not permitted by any other clause of this Section 7.7 made after the Second Amendment Effective Date in Persons that are not Wholly-Owned Subsidiary Guarantors in an aggregate amount under this clause (ii) not to exceed at any time $30,000,000, net of amounts realized in respect of such Investments upon the sale, collection or return of capital (not to exceed the original amount invested).”

13. Amendment to Section 7.14. Section 7.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“7.14 No Foreign Subsidiaries or Certain Other Subsidiaries. No Loan Party shall, nor shall it permit any of its Subsidiaries to, create, acquire or otherwise own directly or indirectly:

(a) any Foreign Subsidiary; and

(b) from and after the Second Amendment Effective Date and except with respect to the Specified Entities and Immaterial Subsidiaries, any Subsidiary that is not a Wholly-Owned Subsidiary with respect to which the Borrowers have not obtained consents to the following actions from all of the owners of Capital Stock therein: (i) to pledge the Capital Stock of such Subsidiary owned by the Borrowers or any of their Subsidiaries to secure the Obligations and (ii) to admit the Administrative Agent or its designee as a substitute member or partner, as the case may be, following any foreclosure on such Capital Stock.”

14. Amendment to Article 8. Article 8 of the Credit Agreement is hereby amended to restate subsection (c) thereof in its entirety as follows, add the word “or” at the end of subsection (m) thereof, add the following new subsection (n) immediately after subsection (m) thereof and delete “(n)” at the beginning of the last paragraph thereof:

“(c) any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 6.4(a) (with respect to Co-Borrower and Lead Borrower only), Sections 6.7(a), 6.10(b), 6.16, 7.1, 7.4, 7.5, 7.6, 7.7, 7.10, 7.11, 7.12, 7.13, 7.14, 7.15 and 7.16 of this Agreement or any Incorporated Covenant (after giving effect to the grace period (if applicable) in respect of such comparable covenant in the Note Purchase Agreement, without duplication of any grace period contained herein); or

(n) a default, event of default or similar event, however so defined under the terms thereof, shall occur under the settlement agreement between the Lead Borrower and the relevant Governmental Authority in respect of the U.S. Department of Justice Civil Investigative Demand Pursuant to False Claims Act and Stark Law Matters;”

15. Amendment to Section 10.14. Section 10.14 of the Credit Agreement is hereby amended to restate subsection (a) thereof in its entirety as follows:

“(a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.1) and agrees to take any action requested by the Borrowers having the effect of releasing any Guarantee Obligations and/or any Collateral (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 10.1 or (ii) under the circumstances described in paragraph (b) below.”

16. Amendment to Exhibit A. Exhibit A attached to the Credit Agreement is hereby amended to add the following new Section 19 immediately after Section 18 of said Exhibit:

“Section 19. Keepwell. Each Qualified ECP Guarantor (as hereinafter defined) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 19 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 19, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until termination of this Guaranty as described in Section 4 hereof. Each Qualified ECP Guarantor intends that this Section 19 constitute, and this Section 19 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. As used herein, “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee Obligation or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

17. Amendment to Credit Agreement. The Credit Agreement is hereby amended to (a) add thereto Exhibit I and Schedule 7.4 in the forms attached hereto and (b) delete therefrom Schedule 7.7 in its entirety and insert in place thereof Schedule 7.7 in the form attached hereto.

18. Keepwell. By its execution hereof, each Qualified ECP Guarantor (as hereinafter defined) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Guaranty Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 18 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 18, or otherwise under the Guaranty Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until termination of the Guaranty Agreement as described in Section 4 thereof. Each Qualified ECP Guarantor intends that this Section 18 constitute, and this Section 18 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. As used herein, “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee Obligation or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

19. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received (i) counterparts of this Agreement, duly executed by the Borrowers, each Guarantor and the Required Lenders and (ii) a Security and Pledge Agreement duly executed by the Borrowers and each Guarantor in favor of the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

(b) The Administrative Agent shall have received satisfactory evidence of the redemption, repurchase or retirement of the Senior Notes in their entirety.

(c) All material governmental and third party approvals necessary in connection with the continuing operations of the Group Members and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

(d) The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions where assets of the Loan Parties are located, other than as set forth in Section 20 below, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted or created by the Loan Documents or discharged on or prior to the Effective Date pursuant to documentation satisfactory to the Administrative Agent.

(e) The Administrative Agent shall have received all fees required to be paid to it and to the Lenders, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Effective Date.

(f) The Administrative Agent shall have received (i) a certificate of good standing (or equivalent) for each Loan Party from its jurisdiction of organization, other than as set forth in Section 20 below, and (ii) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby, the authority of any natural Person executing any of the Loan Documents on behalf of any Loan Party and any other legal matters relating to the Loan Parties, this Agreement or the transactions contemplated herby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(g) The Administrative Agent shall have received the executed legal opinions of (i) King & Spalding, Delaware and New York counsel to the Borrowers and their Subsidiaries, (ii) Kantrow Spaht Weaver & Blitzer (APLC), Louisiana counsel to the Borrowers and their Subsidiaries and (iii) in-house counsel to the Borrowers and their Subsidiaries, which opinions shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

(h) The Administrative Agent shall have received all membership and stock certificates of each Subsidiary of each Loan Party (other than the Specified Entities and the Immaterial Subsidiaries) together with related stock and membership powers executed in blank by the applicable Loan Party.

(i) The Administrative Agent shall have received all documents and other information that it may request relating to any other matter relevant hereto, all in form and substance satisfactory to the Administrative Agent.

20. Post-Effective Date Obligations. The Borrowers shall:

(a) within 30 days after the Effective Date (or such longer period of time as may be agreed to by the Administrative Agent with respect to any of the following items), deliver to the Administrative Agent:

(i) insurance certificates indicating the coverages required by Exhibit F attached to the Credit Agreement, which such certificates shall name the Administrative Agent as an additional insured and as a loss payee on the liability and casualty insurance policies;

(ii) the results of lien searches for the prior names of any Loan Party, as such prior names are listed on Annex 7 to the Security and Pledge Agreement, and such searches shall reveal no Lien on any of the assets of such Loan Parties except for Liens permitted or created by the Loan Documents, or if any such lien search shall reveal a Lien not permitted or created by the Loan Documents, the applicable Loan Party shall cause such Lien to be discharged pursuant to documentation satisfactory to the Administrative Agent; and

(iii) evidence satisfactory to the Administrative Agent of the discharge of the Liens listed in Part A of Annex I attached hereto;

(b) within 45 days after the Effective Date (or such longer period of time as may be agreed to by the Administrative Agent with respect to either of the following items):

(i) deliver to the Administrative Agent certificates of good standing for the Loan Parties and from the Secretaries of State listed in Part B of Annex I attached hereto; and

(ii) with respect to that certain location in Baton Rouge, Louisiana known as Bon Carré Business Center, where certain of the Borrowers’ computer equipment is located, use commercially reasonable efforts to obtain and deliver to the Administrative Agent either (A) a waiver of landlord’s lien in form and substance reasonably satisfactory to the Administrative Agent or (B) a waiver from any Person that has possession of such computer equipment or on whose real property such computer equipment is located in form and substance reasonably satisfactory to the Administrative Agent, as applicable;

(c) within 60 days after the Effective Date (or such longer period of time as may be agreed to by the Administrative Agent deliver such documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent (for the benefit of the Secured Parties) a Lien on any aircraft owned by any Loan Party, subject to no Liens other than Permitted Liens, and take all actions necessary to cause such Lien to be duly perfected in accordance with applicable law, except in the event any such aircraft is sold by such Loan Party in accordance with the Credit Agreement during such 60 day period after the Effective Date (or such longer period of time as may be agreed to by the Administrative Agent); and

(d) within 180 days after the Effective Date, deliver to the Administrative Agent a fully executed copy of the settlement agreement between the Lead Borrower and the relevant Governmental Authority in respect of the U.S. Department of Justice Civil Investigative Demand Pursuant to False Claims Act and Stark Law Matters, as disclosed to the Administrative Agent in writing by the Borrowers prior to the Effective Date, such settlement agreement to be in form and substance reasonably satisfactory to the Administrative Agent (such approval not to be unreasonably withheld or delayed), together with (i) evidence that such Governmental Authority has released the Lead Borrower and its Subsidiaries from any civil or monetary claim it has for the particular covered conduct that is the subject of such settlement agreement under the relevant statutes and legal theories asserted by such Governmental Authority, subject to customary exclusions and (ii) any corporate integrity or similar agreements agreed to by the Lead Borrower in connection therewith.

Failure to comply with the obligations set forth in this Section 20 shall be an Event of Default.

21. Ratification. Each of the Borrowers and Guarantors hereby ratifies all of its obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Agreement. Nothing in this Agreement extinguishes, novates or releases any right, claim or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is any Borrower or any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

22. Representations and Warranties. Each of the Borrowers and Guarantors hereby represents and warrants to the Administrative Agent and the Lenders that (a) this Agreement has been duly executed and delivered on behalf of the Borrowers and each of the Guarantors, (b) this Agreement constitutes a valid and legally binding agreement enforceable against each of the Borrowers and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties made by it in the Credit Agreement and the Loan Documents to which it is a party are true and correct on and as of the date hereof in all material respects as though made as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date, (d) after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement or under any Loan Document; (e) the Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and each such Person has executed and delivered a Guaranty Agreement; and (f) the execution, delivery and performance of this Agreement has been duly authorized by each of the Borrowers and Guarantors.

23. Release and Indemnity.

(a) Each of the Borrowers and Guarantors hereby releases and forever discharges the Administrative Agent and each of the Lenders and each Affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Agreement is signed by any of such parties (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrowers, the Guarantors, or their representatives and the Administrative Agent, and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by any Borrower or any Guarantor including any such caused by the actions or negligence of the indemnified party (other than its gross negligence or willful misconduct).

(b) Each of the Borrowers and Guarantors hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 10.5(b) of the Credit Agreement, and agrees that this Agreement and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

24. Counterparts. This Agreement may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

25. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

26. Integration. This Agreement and the other Loan Documents represent the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

27. Agreement is a Loan Document. This Agreement is a Loan Document as defined in the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

LEAD BORROWER:

AMEDISYS, INC.,

a Delaware corporation

By:     /s/ Ronald A. LaBorde

           Ronald A. LaBorde

           President and Chief Financial Officer

CO-BORROWER:

AMEDISYS HOLDING, L.L.C.,

a Louisiana limited liability company

By:     /s/ Ronald A. LaBorde

           Ronald A. LaBorde

           Vice President

Signature Page to Second Amendment to Credit Agreement

GUARANTORS:

ADVENTA HOSPICE SERVICES OF

FLORIDA, INC.,

            a Florida corporation;

AMEDISYS HOME HEALTH, INC. OF

ALABAMA,

            an Alabama corporation;

AMEDISYS HOME HEALTH, INC. OF

SOUTH CAROLINA,

            a South Carolina corporation;

AMEDISYS HOME HEALTH, INC. OF

VIRGINIA,

            a Virginia corporation;

HMR ACQUISITION, INC.,

            a Delaware corporation;

ACCUMED GENPAR, L.L.C.,

            a Texas limited liability company;

ACCUMED HOLDING, L.L.C.,

            a Delaware limited liability company;

ACCUMED HOME HEALTH OF

GEORGIA, L.L.C.,

             a Georgia limited liability company;

ACCUMED HOME HEALTH OF NORTH

TEXAS, L.L.C.,

            a Texas limited liability company;

ADVENTA HOSPICE, L.L.C.,

            a Florida limited liability company;

ALBERT GALLATIN HOME CARE AND

HOSPICE SERVICES, LLC,

            a Delaware limited liability company;

AMEDISYS AIR, L.L.C.,

            a Louisiana limited liability company;

AMEDISYS ALABAMA, L.L.C.,

            an Alabama limited liability company;

AMEDISYS ALASKA, LLC,

            an Alaska limited liability company;

AMEDISYS ARIZONA, L.L.C.,

            an Arizona limited liability company;

AMEDISYS ARKANSAS, LLC,

            an Arkansas limited liability company;

AMEDISYS BA, LLC,

            a Delaware limited liability company;

AMEDISYS CALIFORNIA, L.L.C.,

            a California limited liability company;

Signature Page to Second Amendment to Credit Agreement

AMEDISYS COLORADO, L.L.C.,

            a Colorado limited liability company;

AMEDISYS CONNECTICUT, L.L.C.,

            a Connecticut limited liability company;

AMEDISYS DELAWARE, L.L.C.,

            a Delaware limited liability company;

AMEDISYS FLORIDA, L.L.C.,

            a Florida limited liability company;

AMEDISYS GEORGIA, L.L.C.,

            a Georgia limited liability company;

AMEDISYS HOSPICE, L.L.C.,

            a Louisiana limited liability company;

AMEDISYS IDAHO, L.L.C.,

            an Idaho limited liability company;

AMEDISYS ILLINOIS, L.L.C.,

            an Illinois limited liability company;

AMEDISYS INDIANA, L.L.C.,

            an Indiana limited liability company;

AMEDISYS IOWA, L.L.C.,

            an Iowa limited liability company;

AMEDISYS KANSAS, L.L.C.,

            a Kansas limited liability company;

AMEDISYS LA ACQUISITIONS, L.L.C.,

            a Louisiana limited liability company;

AMEDISYS LOUISIANA, L.L.C.,

            a Louisiana limited liability company;

AMEDISYS MAINE, P.L.L.C.,

            a Maine professional limited liability

            company;

AMEDISYS MARYLAND, L.L.C.,

            a Maryland limited liability company;

AMEDISYS MASSACHUSETTS, L.L.C.,

            a Massachusetts limited liability company;

AMEDISYS MICHIGAN, L.L.C.,

            a Michigan limited liability company;

AMEDISYS MINNESOTA, L.L.C.,

            a Minnesota limited liability company;

AMEDISYS MISSISSIPPI, L.L.C.,

            a Mississippi limited liability company;

AMEDISYS MISSOURI, L.L.C.,

            a Missouri limited liability company;

AMEDISYS NEBRASKA, L.L.C.,

            a Nebraska limited liability company;

AMEDISYS NEVADA, L.L.C.,

            a Nevada limited liability company;

Signature Page to Second Amendment to Credit Agreement

AMEDISYS NEW HAMPSHIRE, L.L.C.,

            a New Hampshire limited liability company;

AMEDISYS NEW JERSEY, L.L.C.,

            a New Jersey limited liability company;

AMEDISYS NEW MEXICO, L.L.C.,

            a New Mexico limited liability company;

AMEDISYS NORTH CAROLINA, L.L.C.,

            a North Carolina limited liability company;

AMEDISYS NORTH DAKOTA, L.L.C.,

            a North Dakota limited liability company;

AMEDISYS NORTHWEST, L.L.C.,

            a Georgia limited liability company;

AMEDISYS OHIO, L.L.C.,

            an Ohio limited liability company;

AMEDISYS OKLAHOMA, L.L.C.,

            an Oklahoma limited liability company;

AMEDISYS OREGON, L.L.C.,

            an Oregon limited liability company;

AMEDISYS PENNSYLVANIA, L.L.C.,

            a Pennsylvania limited liability

            company;

AMEDISYS PROPERTY, L.L.C.,

            a Louisiana limited liability company;

AMEDISYS PUERTO RICO, L.L.C.,

            a Puerto Rican limited liability

            company;

AMEDISYS QUALITY OKLAHOMA,

L.L.C.,

            an Oklahoma limited liability company;

AMEDISYS RHODE ISLAND, L.L.C.,

            a Rhode Island limited liability

            company;

AMEDISYS SC, L.L.C.,

            a South Carolina limited liability company;

AMEDISYS SOUTH DAKOTA, L.L.C.,

            a South Dakota limited liability

company;

AMEDISYS SOUTH FLORIDA, L.L.C.,

            a Florida limited liability company;

AMEDISYS SPECIALIZED MEDICAL

SERVICES, L.L.C.,

            a Louisiana limited liability company;

AMEDISYS SP-IN, L.L.C.,

            an Indiana limited liability company;

Signature Page to Second Amendment to Credit Agreement

AMEDISYS SP-KY, L.L.C.,

            a Kentucky limited liability company;

AMEDISYS SP-OH, L.L.C.,

            an Ohio limited liability company;

AMEDISYS SP-TN, L.L.C.,

            a Tennessee limited liability company;

AMEDISYS TENNESSEE, L.L.C.,

            a Tennessee limited liability company;

AMEDISYS TEXAS, L.L.C.,

            a Texas limited liability company;

AMEDISYS TLC, ACQUISITION, L.L.C.,

            a Louisiana limited liability company;

AMEDISYS UTAH, L.L.C.,

            a Utah limited liability company;

AMEDISYS VENTURES, L.L.C.,

            a Delaware limited liability company;

AMEDISYS VIRGINIA, L.L.C.,

            a Virginia limited liability company;

AMEDISYS WASHINGTON, L.L.C.,

            a Washington limited liability company;

AMEDISYS WESTERN, L.L.C.,

            a Delaware limited liability company;

AMEDISYS WEST VIRGINIA, L.L.C.,

            a West Virginia limited liability

            company;

AMEDISYS WISCONSIN, L.L.C.,

            a Wisconsin limited liability company;

AMEDISYS WYOMING, L.L.C.,

            a Wyoming limited liability company;

ANMC VENTURES, L.L.C.,

            a Louisiana limited liability company;

AVENIR VENTURES, L.L.C.,

            a Louisiana limited liability company;

BEACON HOSPICE, L.L.C.,

            a Delaware limited liability company;

BROOKSIDE HOME HEALTH, LLC,

            a Virginia limited liability company;

COMPREHENSIVE HOME

HEALTHCARE SERVICES, L.L.C.,

            a Tennessee limited liability company;

EMERALD CARE, L.L.C.,

            a North Carolina limited liability company;

FAMILY HOME HEALTH CARE, L.L.C.,

            a Kentucky limited liability company;

Signature Page to Second Amendment to Credit Agreement

HHC, L.L.C.,

            a Tennessee limited liability company;

HOME HEALTH OF ALEXANDRIA,

L.L.C.,

            a Louisiana limited liability company;

HORIZONS HOSPICE CARE, L.L.C.,

            an Alabama limited liability company;

HOUSECALL, L.L.C.,

            a Tennessee limited liability company;

HOUSECALL HOME HEALTH, L.L.C.,

            a Tennessee limited liability company;

HOUSECALL MEDICAL RESOURCES,

L.L.C.,

            a Delaware limited liability company;

HOUSECALL MEDICAL SERVICES,

L.L.C.,

            a Tennessee limited liability company;

HOUSECALL SUPPORTIVE SERVICES,

L.L.C.,

            a Florida limited liability company;

MC VENTURES, LLC,

            a Mississippi limited liability company;

M.M. ACCUMED VENTURES, L.L.C.,

            a Texas limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES INTERNATIONAL, LLC,

            a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES MIDWEST, LLC,

            a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES OF BROWARD, LLC,

            a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES OF DADE, LLC,

            a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES OF ERIE NIAGARA, LLC,

            a New York limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES OF FLORIDA, LLC,

            a Delaware limited liability company;

Signature Page to Second Amendment to Credit Agreement

TENDER LOVING CARE HEALTH CARE

SERVICES OF GEORGIA, LLC,

    a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES OF ILLINOIS, LLC,

    a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES OF LONG ISLAND, LLC,

            a New York limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES OF MICHIGAN, LLC,

            a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES OF NASSAU SUFFOLK, LLC,

            a New York limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES OF NEW ENGLAND, LLC,

            a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES OF PA, LLC,

            a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES OF WEST VIRGINIA, LLC,

            a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES OF WESTERN NEW YORK,

LLC,

            a New York limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES SOUTHEAST, LLC,

            a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE

SERVICES WESTERN, LLC,

            a Delaware limited liability company;

TLC HOLDINGS I, L.L.C.,

            a Delaware limited liability company;

TLC HEALTH CARE SERVICES, L.L.C.,

            a Delaware limited liability company;

ACCUMED HEALTH SERVICES, L.P.,

            a Texas limited partnership

            By: ACCUMED GENPAR, L.L.C., its

            general partner;

NINE PALMS 1, LP,

            a Virginia limited partnership,

            By: BROOKSIDE HOME HEALTH,

            LLC, its general partner; and

Signature Page to Second Amendment to Credit Agreement

NINE PALMS 2, LLP,

            a Mississippi limited liability partnership

            By: MC VENTURES, LLC, its general

            partner

By:     /s/ Ronald A. LaBorde

           Ronald A. LaBorde

           Vice President

Signature Page to Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,

Not in its individual capacity but solely as

Administrative Agent

By:      /s/ John Kushnerick

Name: John Kushnerick

Title    Vice President

Signature Page to Second Amendment to Credit Agreement

AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A.

By:      /s/ John Kushnerick

Name: John Kushnerick

Title    Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:

BANK OF AMERICA, N.A.

By:      /s/ James P. Harbeson

Name: James P. Harbeson

Title    Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:

FIFTH THIRD BANK

By:      /s/ Joshua N. Livingston

Name: Joshua N. Livingston

Title    Duly Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

LENDER:

COMPASS BANK

By:      /s/ Latrice Tubbs

Name: Latrice Tubbs

Title    Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:

BOKF, NA dba BANK OF TEXAS

By:      /s/ Gary K. Whitt

Name: Gary K. Whitt

Title    Senior Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:

RBS CITIZENS, N.A.

By:      /s/ Cheryl Carangelo

Name: Cheryl Carangelo

Title    Senior Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:

UNION BANK, N.A.

By:      /s/ Michael Tschida

Name: Michael Tschida

Title    Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:

REGIONS BANK

By:      /s/ Peter Little

Name: Peter Little

Title    Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:

RAYMOND JAMES BANK, N.A.

By:      /s/ Alexander L. Rody

Name: Alexander L. Rody

Title    Senior Vice President

Signature Page to Second Amendment to Credit Agreement

EXHIBIT I

FORM OF JOINDER AGREEMENT

JOINDER TO SECURITY AND PLEDGE AGREEMENT

THIS JOINDER TO SECURITY AND PLEDGE AGREEMENT (this “Joinder”) dated as of ____________, 201_, is executed by ____________________, a ______________ (the “New Debtor”) in favor of the Secured Parties (as hereinafter defined) and JPMorgan Chase Bank, N.A., not in its individual capacity, but solely as collateral agent for the Lenders and the other Secured Parties (as such terms are defined herein) (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

WHEREAS, Amedisys Holding, L.L.C. (the “Co-Borrower”), Amedisys, Inc. (together with the Co-Borrower, the “Borrowers”), the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of October 26, 2012 (as the same has been or may be amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers and certain of their Subsidiaries are parties to that certain Security and Pledge Agreement dated November 11, 2013 (as the same has been or may be amended, modified or supplemented from time to time, the “Security Agreement”);

WHEREAS, pursuant to Section 6.10(b) of the Credit Agreement, the New Debtor is required to become a party to the Security Agreement as a “Debtor”; and

WHEREAS, the New Debtor has agreed to execute and deliver this Joinder in order to become a party to the Security Agreement as a “Debtor”;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Debtor hereby agrees as follows:

1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Security Agreement.

2. Joinder to Security Agreement. By executing and delivering this Joinder, the New Debtor hereby (a) becomes a party to the Security Agreement as a Debtor as if the New Debtor had originally signed the Security Agreement and (b) expressly assumes all obligations and liabilities of a Debtor thereunder. The New Debtor hereby makes as of the date hereof each of the representations and warranties made by the Debtors in the Security Agreement; provided that (i) any such representations and warranties that were made by the other Debtors as of an earlier specific date are (A) deemed to be made by the New Debtor as of the date hereof rather than as of such earlier date and (B) deemed to be made by the New Debtor only as to information, disclosures and matters as it relates to such New Debtor, and (ii) any such representations and warranties made as to matters disclosed or set forth in an Annex to the Security Agreement are deemed to be made as to the corresponding Annex attached hereto.

3. Security Interest. As security for the Secured Obligations, the New Debtor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, to the maximum extent allowed by applicable law, a lien and security interest on all of the assets of the New Debtor described as Collateral in the Security Agreement, subject to the exclusions contained in the Security Agreement, whether now held or hereafter acquired, of any kind, pursuant to, and in accordance with the terms of the Security Agreement.

4. Authorization to Take Further Action. The New Debtor hereby authorizes the Administrative Agent to file such financing statements and any amendments and extensions thereof as may be necessary or desirable in order to perfect the Liens under the Security Agreement or any modification, extension or ratification thereof.

5. Warranties. The New Debtor (a) represents and warrants that it is legally authorized to enter into this Joinder and (b) confirms that it has received copies of the Security Agreement and other Loan Documents, and that on the basis of its review and analysis of such information has decided to enter into this Joinder.

6. Updated Information. Concurrently with this Joinder, the New Debtor is delivering a completed New Debtor Information List, attached as Attachment A hereto. The New Debtor acknowledges and agrees that Annexes 1 thorough 15, inclusive, of the Security Agreement, have been updated with respect to the New Debtor only by the information contained in Attachment A hereto, and, with respect to the New Debtor only, are true, accurate and complete representations of the information described and referenced in the corresponding sections of the Security Agreement, after giving effect to this Joinder.

7. Choice of Law. This Joinder shall be governed by and construed under the laws of the State of New York.

[Signature page follows]

IN WITNESS WHEREOF, the New Debtor has executed this Joinder and agreed to the provisions contained herein effective as of ________________, 201_.

NEW DEBTOR:

,
a	______________________________

By:
Name:
Title:

ATTACHMENT A

ADDITIONAL INFORMATION REGARDING THE NEW DEBTOR

The following Annexes as described in the Security Agreement:

Annex 1	Intellectual Property Licenses
Annex 2	Patent Collateral
Annex 3 Annex 4 Annex 5 Annex 6 Annex 7 Annex 8 Annex 9 Annex 10 Annex 11 Annex 12 Annex 13 Annex 14 Annex 15

Securities Collateral

Trademark Collateral

Filing Offices

Debtor Information

Previous Names and Transactions

Offices and Locations of Records

Locations of Inventory and Equipment

Deposit Accounts

Securities Accounts and Commodity Accounts

Instruments and Tangible Chattel Paper

Electronic Chattel Paper

Letters of Credit

Commercial Tort Claims

ANNEX I

PART A

Loan Party	Lien

Amedisys South Florida, L.L.C.	Judgment Lien in favor of State of Florida, Department of Revenue, filed 1/30/2013

Housecall Supportive Services, L.L.C.	Judgment Lien in favor of State of Florida, Department of Revenue, filed 12/19/12

Housecall Supportive Services, L.L.C.	Judgment Lien in favor of State of Florida, Department of Revenue, filed 3/6/2013

PART B

Loan Party	Secretary of State

Amedisys Holding, L.L.C.	Tennessee

Comprehensive Home Healthcare Services, L.L.C.	Tennessee

HHC, L.L.C.	Tennessee

Housecall, L.L.C.	Tennessee